SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549-1004

                              -------------------
                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         FINANCIAL FEDERAL CORPORATION
             (Exact name of Registrant as specified in its charter)


          Nevada                                     88-0244792
 (State of incorporation)             (I.R.S. Employer Identification Number)


   400 Park Avenue, New York, New York                   10022
 (Address of principal executive offices)              (Zip Code)


 Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class              Name of each exchange on which
         to be so registered              each class is to be registered
    ----------------------------          ------------------------------
    Common Stock, $.50 par value             New York Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ X ]

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box. [   ]

Securities Act registration statement file number to which this form relates:
     33-46662
     --------

Securities to be registered pursuant to Section 12(g) of the Act:

     None

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Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
        -------------------------------------------------------

The section "Description of Capital Stock" in Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-46662) is incorporated by reference herein.


Item 2. EXHIBITS
        --------

All exhibits required by Instruction II to Item 2 will be supplied to the New York Stock Exchange.

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                                  SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          FINANCIAL FEDERAL CORPORATION
                                          (Registrant)



Date: June 17, 1998                  By:  /s/ Michael C. Palitz
                                          ----------------------------------
                                          Executive Vice President and Chief
                                          Financial Officer

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